Exhibit 99.2

FOR RELEASE: Thursday, January 28, 2016

Berkeley Heights, NJ

Gainesville, GA

Authentidate and AEON Clinical Laboratories Complete Merger to

Form Innovative Healthcare Technology Company

Authentidate Common Stock to Commence Trading on the OTCQB Market

Under the Ticker Symbol “ADAT” on January 29, 2016

Sonny Roshan to serve as Chairman of the Board;

Richard Hersperger appointed CEO of the combined Company

Authentidate Holding Corp. (NASDAQ: ADAT) and Peachstate Health Management, LLC d/b/a AEON Clinical Laboratories, today announced that they have completed their merger transaction whereby privately-held AEON has merged with a wholly-owned subsidiary of Authentidate. The merger creates a company focused on delivering innovative solutions that achieve technology best practices in medicine and raise the standard of healthcare.

The transaction was structured as a tax-free exchange, with the former AEON members receiving shares of Common Stock of Authentidate at the closing, and potential further issuances tied to the earnings of AEON during the five calendar years ending December 2019. The AEON members received an aggregate of 19.9% (approximately 958,030 shares of Common Stock on a post-reverse stock split basis) of Common Stock of Authentidate in the initial tranche effective at closing and can earn additional shares equaling up to 90% of the outstanding stock of Authentidate based upon meeting the benchmark targets, including delivering $16,000,000 in EBITDA for the calendar year ended 2015 and $100,000,000 in aggregate EBITDA for the calendar years 2016 through 2019. In connection with the completion of the merger, Sonny Roshan, founder of AEON, will become Chairman of Authentidate and Richard Hersperger, the CEO of AEON, will become CEO of the combined companies. Both men will also serve on the Board of Directors of Authentidate.

In addition, Authentidate also announced today that on January 27, 2016, it received notification from The Nasdaq Stock Market LLC (“NASDAQ”) that trading in the Company’s Common Stock will be suspended on NASDAQ effective with the open of business on Friday, January 29, 2016, as the Company was unable to complete its business combination with AEON Clinical Laboratories and otherwise satisfy the terms of the decision by the NASDAQ Listing Qualifications Hearing Panel on or before January 25, 2016. The Company understands that its Common Stock will be formally delisted from NASDAQ via NASDAQ’s filing of a Form 25 “Notification of Delisting” with the Securities and Exchange Commission after all applicable appeal periods have lapsed.

Authentidate’s Common Stock is expected to be available for trading on the OTCQB Market beginning January 29, 2016 under the ticker symbol “ADAT.” This transition to the OTCQB Market does not affect the Company’s business operations. The Company will continue to file periodic and certain other reports with the Securities and Exchange Commission under applicable federal securities laws. Investors will be able to view real-time best bid and ask quotes for “ADAT” at http://www.otcmarkets.com. The Company further announced that it intends to seek relisting of its Common Stock on The NASDAQ Stock Market as soon as practicable. No assurances, however, can be given that the Company’s application for relisting will be accepted.

Charles Lucas, the former Chairman of the Board of Authentidate and a continuing board member, stated, “We are very excited to announce the completion of our business combination with AEON Clinical Laboratories and, as previously reported, we believe this transaction provides the opportunity for substantial returns for Authentidate shareholders. We believe the AEON combination will enable us to reach a broader base of customers with a more robust product offering that can make a marked impact on the delivery of healthcare services and provide our customers with an expanded product set to support their patients’ healthcare management needs. This combination will also enable the self-funding of future growth for the combined company. We are glad to have brought this transaction to a close and we are excited about the future prospects for the combined company.”

Richard Hersperger, Chief Executive Officer of AEON, stated, “We are thrilled to finalize our transaction with Authentidate and look forward to combining our capabilities to create the opportunity to make personalized medicine a reality. Our solutions enable physicians to personalize medication management therapy and deliver excellence in the standard of care. We believe that this combination will benefit our customers, our shareholders, our vendors and patients.”

Additional Information and Conference Call

Additional information regarding the merger, including certain financial statements of AEON is expected to be provided in the Company’s Form 8-K and Schedule 14F-1 filings over the next few days.

Management will also schedule a conference call regarding the transaction and details for the call will be provided in a subsequent press release.

About AEON Clinical Laboratories

AEON Clinical Laboratories is a growing comprehensive and efficient clinical laboratory using state of the art testing equipment. Housed in a 28,000 square foot campus, in Gainesville, Georgia, AEON emphasizes Technology Innovation. AEON has developed proprietary methodologies that provide some of the fastest and most reliable urine and oral fluid (saliva) test results in the nation. AEON provides health care professionals with four primary tests: Medical Toxicology, Pharmacogenomics, Cancer Genetic Testing, and Molecular Biology.

About Authentidate Holding Corp.

Authentidate Holding Corp. is a provider of secure web-based revenue cycle management applications and telehealth products and services that enable healthcare organizations to coordinate care for patients and enhance related administrative and clinical workflows. Authentidate’s products and services enable healthcare organizations to increase revenues, reduce costs and enhance patient care by eliminating paper and manual work steps from clinical and administrative processes. Authentidate’s telehealth solutions combine patient vital signs monitoring with a web application that streamlines patient care management. Delivered as Software as a Service (SaaS), customers only require an Internet connection and web browser to access our web-based applications thereby utilizing previous investments in systems and technology. The Company’s healthcare customers and users include leading homecare companies, health systems, physician groups and governmental entities. These organizations utilize the Company’s products and services to coordinate care for patients outside of acute-care.

Authentidate, Inscrybe and InscrybeMD are registered trademarks of Authentidate Holding Corp. All other trade names are the property of their respective owners.

For more information, visit the Company’s website at www.authentidate.com

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the merger and the expected ownership of the combined company) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. Risks and uncertainties for Authentidate, AEON and of the combined company include, but are not limited to: liquidity and trading market for shares following the consummation of the merger; costs associated with the merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to our ability to file an effective proxy statement in connection with the merger and other contemplated transactions; failure to obtain the necessary stockholder approval of the merger and the other contemplated transactions; uncertainties of cash flows and inability to meet working capital needs; and risks associated with the possible failure to realize certain benefits of the merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Authentidate’s or AEON’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended June 30, 2015 filed with the SEC, and in other filings that Authentidate makes and will make with the SEC in connection with the transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. Unless otherwise required by applicable securities laws, we do not intend, nor do we undertake any obligation, to update or revise any forward-looking statements contained in this news release to reflect subsequent information, events, results or circumstances or otherwise. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Additional Information and Where to Find It

The issuance of the initial tranche of Common Stock at the closing of the merger does not require any action of stockholders of Authentidate. Thereafter, under the terms of the merger agreement, Authentidate shall file a proxy statement and related material to obtain stockholder approval of the issuance of all of the Common Stock potentially issuable to the AEON members.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTOR AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement and other filings containing information about the Company and AEON may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.authentidate.com under the heading “Investors / SEC Filings” or by writing to the Secretary, Authentidate Holding Corp., at 300 Connell Drive, Berkeley Heights, NJ 07922.

Authentidate and AEON and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. Additional information regarding Authentidate’s directors’ and executive officers’ respective interests in Authentidate by security holdings or otherwise is set forth in Authentidate’s proxy statement relating to the 2015 annual meeting of stockholders filed with the SEC on April 17, 2015 and Authentidate’s proxy statement related to the January 20, 2016 special meeting of stockholders filed with the SEC on December 10, 2015. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Authentidate Contacts:

James Carbonara, Hayden IR,

james@haydenir.com or (646) 755-7412

Brett Maas, Hayden IR,

Brett@haydenir.com or (646) 536-7331